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                                  EXHIBIT 23

             CONSENT OF BEARD & COMPANY, INC. INDEPENDENT AUDITORS





     We consent to the incorporation by reference of our report dated January 17, 1997, with respect to the consolidated financial statements of Juniata Valley Financial Corp in this Annual Report (Form 10-K) for the year ended December 31, 1996.





                                      BEARD & COMPANY, INC.





Reading, Pennsylvania
March 21, 1997